                                                                    EXHIBIT 10.3

                              EIGHTH AMENDMENT TO
                     DEBTOR-IN-POSSESSION CREDIT AGREEMENT
                                  AND CONSENT

                                 June 8, 2000

          Reference is made to that certain Debtor-In-Possession Credit Agreement dated as of September 13, 1999 (as heretofore amended, supplemented or otherwise modified, the "DIP Credit Agreement"), by and among Vencor, Inc., a Delaware corporation ("Vencor"), and Vencor Operating, Inc., a Delaware corporation ("Vencor Opco"), each as debtor and debtor-in-possession, and each of Vencor's subsidiaries listed on the signature pages thereof, each as debtor and debtor-in-possession (each such subsidiary, Vencor and Vencor Opco individually referred to herein as a "Borrower" and, collectively, on a joint and several basis, as the "Borrowers"); the Lenders listed on the signature pages thereof; and Morgan Guaranty Trust Company of New York, as arranger, collateral agent and administrative agent (in such capacity, "Administrative Agent") for the Lenders, and as an issuing bank for Letters of Credit thereunder. Capitalized terms used herein without definition herein shall have the meanings assigned to such terms in the DIP Credit Agreement.

          The Borrowers have requested that Lenders (i) extend the termination date of the Commitments, (ii) extend the deadline for filing a plan of reorganization acceptable to the Required Lenders in the Cases, (iii) amend certain financial covenants, and (iv) make certain other amendments to the DIP Credit Agreement, in each case as more fully set forth below. Accordingly, Borrowers and the undersigned Lenders hereby agree as follows:

          1. The definition of "Borrowing Base" in Section 1.01 of the DIP Credit Agreement is hereby amended by adding at the end of the table contained therein three additional rows as follows:

               July 2000                     $65,568,883

               August 2000                   $65,568,883

               September 2000                $65,568,883

          2. The definition of "Stated Maturity Date" in Section 1.01 of the DIP Credit Agreement is hereby amended by deleting the reference to "June 30, 2000" contained therein and substituting therefor "September 30, 2000".

          3. Section 2.05(a) of the DIP Credit Agreement is hereby amended by deleting the reference to "April 30, 2000" contained therein and substituting therefor "July 31, 2000".

          4. Section 5.01(b) of the DIP Credit Agreement is hereby amended by adding at the end of the table contained therein three additional rows as follows:

               -------------------------------------------------------
                  Fiscal Quarter ending      August 15, 2000
                  June 30, 2000
               -------------------------------------------------------
                  July 2000                  August 31, 2000
               -------------------------------------------------------

                  August 2000                September 30, 2000
               -------------------------------------------------------

          5. Section 5.10 of the DIP Credit Agreement is hereby amended by deleting the reference to "June 15, 2000" contained therein and substituting therefor "June 30, 2000"; provided, however, that upon the effectiveness of numbered paragraphs 2 and 3 hereof, the reference to "June 30, 2000" shall be deleted and "July 18, 2000" shall be substituted therefor.

          6. Section 6.01 of the DIP Credit Agreement is hereby amended by adding at the end of the table contained therein three additional rows as follows:

               July 2000                     $149,000,000

               August 2000                   $178,000,000

               September 2000                $208,000,000

          7. Section 6.03 of the DIP Credit Agreement is hereby amended by adding at the end of the table contained therein three additional rows as follows:

               July 2000                          2,550

               August 2000                        2,500

               September 2000                     2,500

          8. Section 6.06 of the DIP Credit Agreement is hereby amended by adding at the end of the table contained therein three additional rows as follows:

               July 2000                     $45,000,000

               August 2000                   $51,000,000

               September 2000                $58,000,000

          9. Section 7.12 of the DIP Credit Agreement is hereby amended by deleting the last sentence therefrom in its entirety and substituting therefor the following:

     "Without limiting the foregoing, the aggregate base rental
     (as such term is used in the Master Lease Agreements) payments (together with any additional amounts escrowed for such purpose) by all Vencor Companies to all Ventas Companies in respect of Master Lease Properties shall not exceed, in any month, $15,150,000."

          10. Section 8.01 of the DIP Credit Agreement is hereby amended by (i) deleting "or" at the end of subdivision (p) thereof, (ii) adding "or" at the end of subdivision (q) thereof, and (iii) adding immediately after subdivision (q) thereof a new subdivision (r) as follows:

          "(r) the commencement of any action or proceeding in the Cases by any Vencor Company against any Ventas Company with respect to the Master Leases or the spin-off of the Vencor
     Companies from the Vencor Companies;"

          The Borrowers have also submitted to Lenders an amendment and supplement to the Cash Plan, attached hereto as Annex A (the "Cash Plan
                                                -------
Supplement"), setting forth, for July 2000 and August 2000, a consolidated cash forecast for the Borrowers. Each of the undersigned Lenders hereby (i) acknowledges that the substance of the Cash Plan Supplement is satisfactory to such Lender and (ii) consents to supplementing the Cash Plan with the forecast for July 2000 and August 2000 contained in the Cash Plan Supplement.

          On and after the Eighth Amendment Effective Date (as defined below), each reference in the DIP Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the DIP Credit Agreement, and each reference in the other Financing Documents to the "DIP Credit Agreement", "thereunder", "thereof" or words of like import referring to the DIP Credit Agreement, shall mean and be a reference to the DIP Credit Agreement as amended by this Eighth Amendment to Debtor-In-Possession Credit Agreement (this "Eighth Amendment"; the DIP Credit Agreement, as so amended, being the "Amended Agreement").

          Without limiting the generality of the provisions of Section 11.05 of the DIP Credit Agreement, the amendments and the consent set forth in the paragraphs above shall be limited precisely as written, and nothing in this Eighth Amendment shall be deemed to (a) constitute a consent to any other supplement to the Cash Plan or any other document, transaction, occurrence, event or condition under Section 5.01(m) of the DIP Credit Agreement or any other term, provision or condition of the DIP Credit Agreement or any of such other Financing Documents, or (b) prejudice any right or remedy that the Administrative Agent or any Lender may now have or may have in the future under or in connection with the DIP Credit Agreement or any of such other Financing Documents. Except as specifically amended by this Eighth Amendment, the DIP Credit Agreement and such other Financing Documents shall remain in full force and effect and are hereby ratified and confirmed.

          In order to induce Lenders to enter into this Eighth Amendment, each Borrower, by its execution of a counterpart of this Eighth Amendment, represents and warrants that (a) such

Borrower has the corporate or other power and authority and all material Governmental Approvals required to enter into this Eighth Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Amended Agreement, (b) the execution and delivery of this Eighth Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate or other action on the part of such Borrower, (c) the execution and delivery by such Borrower of this Eighth Amendment and the performance by such Borrower of the Amended Agreement do not and will not contravene, or constitute a default under, any Applicable Laws (including an applicable order of the Court) or any provision of its Organizational Documents, or of any agreement or other instrument binding upon it or result in or require the imposition of any Liens (other than the Liens created by the Collateral Documents) on any of its assets, (d) the execution and delivery by such Borrower of this Eighth Amendment and the performance by such Borrower of the Amended Agreement do not and will not require any action by or in respect of, or filing with, any governmental body, agency or official (except for the Court and such as shall have been made at or before the time required and shall be in full force and effect on and after the date when made), (e) this Eighth Amendment and the Amended Agreement have been duly executed and delivered by such Borrower and constitute the valid and binding obligations of such Borrower, enforceable in accordance with their respective terms, except as may be limited by general principles of equity, (f) for purposes of the Borrowing Order notice of this Eighth Amendment has been given to and received by counsel to the Committee (as defined in the Borrowing Order), and (g) after giving effect to this Eighth Amendment, no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Eighth Amendment that would constitute a Default.

          This Eighth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. This Eighth Amendment (other than numbered paragraphs 2 and 3 hereof) shall become effective (the date of such effectiveness being the "Eighth Amendment Effective Date") upon the earliest date on or prior to June 15, 2000 that (a) the Borrowers and Lenders shall have executed counterparts of this Eighth Amendment and the Borrowers and the Administrative Agent shall have received written or telephonic notification of such execution and authorization of delivery thereof; and (b) the Administrative Agent shall have received evidence satisfactory to it that all outstanding statements of O'Melveny & Myers LLP, Davis Polk & Wardwell and Policano & Manzo that are received by Vencor prior to 12:00 Noon (New York City time) on June 9, 2000 have been paid in full. Numbered paragraphs 2 and 3 of this Eighth Amendment shall not become effective unless and until (i) the Administrative Agent shall have received from the Borrowers an amendment fee in the aggregate amount of $200,000 on or prior to the Commitment Termination Date for ratable distribution to each Lender that has executed and delivered this Eighth Amendment on or prior to June 15, 2000 according to the ratio of (x) the Commitment of such executing Lender to (y) the aggregate Commitments of all such executing Lenders, and (ii) the Court shall have approved both the terms of this Eighth Amendment in their entirety and the payment of such $200,000 amendment fee.

          THIS EIGHTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL

OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.




                 [Remainder of page intentionally left blank.]

BORROWERS:

                    Advanced Infusion Systems, Inc.
                    American X-Rays, Inc.
                    C.P.C. of Louisiana, Inc.
                    Community Behavioral Health System, Inc.
                    Community Psychiatric Centers of Arkansas, Inc.
                    Community Psychiatric Centers of California
                    Community Psychiatric Centers of Florida, Inc.
                    Community Psychiatric Centers of Idaho, Inc.
                    Community Psychiatric Centers of Indiana, Inc.
                    Community Psychiatric Centers of Kansas, Inc.
                    Community Psychiatric Centers of Mississippi, Inc. Community Psychiatric Centers of Missouri, Inc.
                    Community Psychiatric Centers of North Carolina, Inc. Community Psychiatric Centers of Oklahoma, Inc.
                    Community Psychiatric Centers of Utah, Inc.
                    Community Psychiatric Centers Properties Incorporated Community Psychiatric Centers Properties of Oklahoma, Inc. Community Psychiatric Centers Properties of Texas, Inc. Community Psychiatric Centers Properties of Utah, Inc. Courtland Gardens Health Center, Inc.
                    CPC Investment Corp.
                    CPC Managed Care Health Services, Inc.
                    CPC of Georgia, Inc.
                    CPC Properties of Arkansas, Inc.
                    CPC Properties of Illinois, Inc.
                    CPC Properties of Indiana, Inc.
                    CPC Properties of Kansas, Inc.
                    CPC Properties of Louisiana, Inc.
                    CPC Properties of Mississippi, Inc.
                    CPC Properties of Missouri, Inc.
                    CPC Properties of North Carolina, Inc.
                    First Rehab, Inc.
                    Florida Hospital Properties, Inc.
                    Health Care Holdings, Inc.
                    Health Care Technology, Inc.
                    Helian ASC of Northridge, Inc.
                    Helian Health Group, Inc.
                    Helian Recovery Corporation
                    Homestead Health Center, Inc.
                    Horizon Healthcare Services, Inc.

                    Interamericana Health Care Group
                    J.B. Thomas Hospital, Inc.
                    Lafayette Health Care Center, Inc.
                    MedEquities, Inc.
                    Medisave of Tennessee, Inc.
                    Medisave Pharmacies, Inc.
                    Old Orchard Hospital, Inc.
                    Palo Alto Surgecenter Corporation
                    Peachtree-Parkwood Hospital, Inc.
                    PersonaCare, Inc.
                    PersonaCare Living Center of Clearwater, Inc.
                    PersonaCare of Bradenton, Inc.
                    PersonaCare of Clearwater, Inc.
                    PersonaCare of Connecticut, Inc.
                    PersonaCare of Georgia, Inc.
                    PersonaCare of Huntsville, Inc.
                    PersonaCare of Little Rock, Inc.
                    PersonaCare of Ohio, Inc.
                    PersonaCare of Owensboro, Inc.
                    PersonaCare of Pennsylvania, Inc.
                    PersonaCare of Pompano East, Inc.
                    PersonaCare of Pompano West, Inc.
                    PersonaCare of Reading, Inc.
                    PersonaCare of San Antonio, Inc.
                    PersonaCare of San Pedro, Inc.
                    PersonaCare of Shreveport, Inc.
                    PersonaCare of St. Petersburg, Inc.
                    PersonaCare of Warner Robbins, Inc.
                    PersonaCare of Wisconsin, Inc.
                    PersonaCare Properties, Inc.
                    Prodata Systems, Inc.
                    Recovery Inns of America, Inc.
                    Respiratory Care Services, Inc.
                    Stamford Health Facilities, Inc.
                    THC-Chicago, Inc.
                    THC-Hollywood, Inc.
                    THC-Houston, Inc.
                    THC-Minneapolis, Inc.
                    THC-North Shore, Inc.
                    THC-Orange County, Inc.
                    THC-San Diego, Inc.
                    THC-Seattle, Inc.
                    TheraTx Healthcare Management, Inc.
                    TheraTx Health Services, Inc.
                    TheraTx Management Services, Inc.
                    Theratx Medical Supplies, Inc.

                    TheraTx Rehabilitation Services, Inc.
                    Theratx Staffing, Inc.
                    Transitional Hospitals Corporation, a Delaware Corporation Transitional Hospitals Corporation, a Nevada Corporation Transitional Hospitals Corporation of Indiana, Inc. Transitional Hospitals Corporation of Louisiana, Inc. Transitional Hospitals Corporation of Michigan, Inc. Transitional Hospitals Corporation of Nevada, Inc. Transitional Hospitals Corporation of New Mexico, Inc. Transitional Hospitals Corporation of Tampa, Inc. Transitional Hospitals Corporation of Texas, Inc. Transitional Hospitals Corporation of Wisconsin, Inc. Tucker Nursing Center, Inc.
                    Tunstall Enterprises, Inc.
                    VC-OIA, Inc.
                    VC-TOHC, Inc.
                    VC-WM, Inc.
                    Vencare, Inc.
                    Vencare Rehab Services, Inc.
                    Vencor Facility Services, Inc.
                    Vencor Holdings, L.L.C.
                    Vencor Home Care Services, Inc.
                    Vencor Hospice, Inc.
                    Vencor Hospitals East, L.L.C.
                    Vencor Hospitals West, L.L.C.
                    Vencor, Inc.
                    Vencor Insurance Holdings, Inc.
                    Vencor Investment Company
                    Vencor Nevada, L.L.C.
                    Vencor Nursing Centers East, L.L.C.
                    Vencor Nursing Centers Central L.L.C.
                    Vencor Nursing Centers North, L.L.C.
                    Vencor Nursing Centers South, L.L.C.
                    Vencor Nursing Centers West, L.L.C.
                    Vencor Operating, Inc.
                    Vencor Pediatric Care, Inc.

                    Vencor Provider Network, Inc.
                    Ventech Systems, Inc.

                    BY:  Vencor Operating, Inc., as agent and attorney-in-fact for each of the foregoing entities

                         By: ______________________________________
                             Name:
                             Title:


                    Stamford Health Associates, L.P.

                    BY:  Stamford Health Facilities, Inc., Its General Partner

                         By: ______________________________________
                             Name:
                             Title:


                    Vencor Home Care and Hospice Indiana Partnership

                    BY:  Vencor Home Care Services, Inc., Its General Partner

                         By: ______________________________________
                             Name:
                             Title:

                    BY:  Vencor Hospice, Inc., Its General Partner

                         By: ______________________________________
                             Name:
                             Title:

                    Vencor Hospitals Limited Partnership

                    BY:  Vencor Operating, Inc., Its General Partner

                         By: ______________________________________
                             Name:
                             Title:

                    BY: Vencor Nursing Centers Limited Partnership, Its General Partner

                         BY:  VENCOR OPERATING, INC., ITS GENERAL
                                    PARTNER

                              By: _________________________________
                                  Name:
                                  Title:

                    Vencor Nursing Centers Central Limited Partnership

                    BY:  Vencor Operating, Inc., Its General Partner

                         By: ______________________________________
                             Name:
                             Title:


                    BY: Vencor Nursing Centers Limited Partnership, Its General Partner


                         BY:  Vencor Operating, Inc., Its General
                              Partner

                              By: _________________________________
                                  Name:
                                  Title:

                    Vencor Nursing Centers Limited Partnership

                    BY:  Vencor Operating, Inc., Its General Partner


                         By: ______________________________________
                             Name:
                             Title:

                    BY:  Vencor Hospitals Limited Partnership, Its
                         General Partner

                         BY:  Vencor Operating, Inc., Its General
                              Partner

                              By: _________________________________
                                  Name:
                                  Title:

AGENTS AND LENDERS:

                             MORGAN GUARANTY TRUST COMPANY OF NEW
                             YORK, as Arranger, Collateral Agent
                             and Administrative Agent and as a
                             Lender

                             By: ______________________________________
                                 Name:
                                 Title:

                             ABLECO FINANCE LLC, as a Lender

                             By: ______________________________________
                                 Name:
                                 Title:

                              APPALOOSA INVESTMENT LIMITED
                              PARTNERSHIP I, as a LENDER

                              By: _____________________________________
                                  Name:
                                  Title:

                             BANKERS TRUST COMPANY, as a Lender


                              By: _____________________________________
                                  Name:
                                  Title:

                              CHASE SECURITIES INC, AS AGENT FOR THE CHASE
                              MANHATTAN BANK, as a Lender

                              By: _____________________________________
                                  Name:
                                  Title:

                             GOLDMAN SACHS CREDIT PARTNERS L.P., as a Lender


                              By: _____________________________________
                                  Name:
                                  Title:

                             PARIBAS, as a Lender

                              By: _____________________________________
                                  Name:
                                  Title:

                              By: _____________________________________
                                  Name:
                                  Title:


                           [INTENTIONALLY OMMITTED]

                             VAN KAMPEN PRIME RATE INCOME TRUST, as a Lender

                             By:   VAN KAMPEN INVESTMENT ADVISORY CORP.


                                   By: _____________________________________
                                       Name:
                                       Title:


                             VAN KAMPEN CLO I, LIMITED, as a Lender

                             By:   VAN KAMPEN MANAGEMENT INC.


                                   By: _____________________________________
                                       Name:
                                       Title:


                             VAN KAMPEN SENIOR FLOATING RATE FUND, as a Lender

                             By:   VAN KAMPEN INVESTMENT ADVISORY CORP.


                                   By: _____________________________________
                                       Name:
                                       Title:


                             VAN KAMPEN SENIOR INCOME TRUST, as a Lender

                             By:   VAN KAMPEN INVESTMENT ADVISORY CORP.


                                   By: _____________________________________
                                       Name:
                                       Title:

                              FRANKLIN MUTUAL ADVISERS LLC, as a Lender


                              By: __________________________________________
                                  Name:
                                  Title:

                              FRANKLIN FLOATING RATE TRUST, as a Lender


                              By: __________________________________________
                                  Name:
                                  Title:

                              FOOTHILL CAPITAL CORPORATION, as a Lender


                              By: __________________________________________
                                  Name:
                                  Title:

                              FOOTHILL INCOME TRUST II, L.P., as a Lender

                              By:  FIT II GP, LLC, its general partner


                                   By: ______________________________________
                                       Name:
                                       Title:

              ACKNOWLEDGEMENT AND CONSENT OF SUBSIDIARY GUARANTOR

          By its execution of a counterpart of this Eighth Amendment, the undersigned, as a Subsidiary Guarantor under that certain Guaranty Agreement dated as of September 13, 1999 (the "Guaranty") for the benefit of Lenders, and as an Original Lien Grantor under that certain Security Agreement dated as of September 13, 1999 (the "Security Agreement") between the undersigned, the Borrowers and Collateral Agent, as Secured Party, hereby acknowledges that it has read this Eighth Amendment and consents to the terms thereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Eighth Amendment, the obligations of the undersigned under the Guaranty and the Security Agreement shall not be impaired or affected and each of the Guaranty and the Security Agreement is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.

                                             CARIBBEAN BEHAVIORAL HEALTH
                                             SYSTEMS, INC.


                                             By: _____________________________
                                                 Name:
                                                 Title: